Exhibit 10.65
FOURTEENTH AMENDMENT TO THE SEMICONDUCTOR LINE OPERATION AGREEMENT

This FOURTEENTH AMENDMENT TO THE SEMICONDUCTOR LINE OPERATION AGREEMENT (“14th Amendment”), is effective as of December 26, 2023 (the “Amendment Effective Date”), and amends the SEMICONDUCTOR LINE OPERATION AGREEMENT dated December 23, 2012, as amended from time to time by the thirteen (13) prior amendments, the last of which was dated December 15, 2022, (the “Agreement”), by and between SkyWater Technology Foundry, Inc. (“SkyWater”) and D-Wave Systems Inc. (“D-Wave”), each a “Party” and collectively, the “Parties”.

WHEREAS:

1.SkyWater provides services to D-Wave pursuant to the Agreement; and

2.The Parties now desire to modify the Agreement’s financial terms and pricing.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the Parties agree to amend the Agreement as follows:

a.As of the Amendment Effective Date, the pricing in the table below applies between the Parties, and all conflicting pricing is deleted from the Agreement.

Take or Pay Activities	Fab	Engineering Hourly Rate ($USD)	Engineering Tech Hourly Rate ($USD)	Program Mgt	Hot Lot Activity Cost Multiple	Hot Hand Carry Lot Activity Cost Multiple
(12-month expiration)	Activity Rate ($USD)			Hourly Rate ($USD)
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
D-Wave may purchase one (1) rolling Hot Lot each quarter in 2024 at a cost of $[*****] per quarter (the “Rolling Hot Lot”). If D-Wave purchases the Rolling Hot Lot in any given quarter and does not need it for that entire quarter, SkyWater will prorate the cost based on the number of weeks used, provided a minimum fee of $[*****] will be paid to SkyWater for that given quarter.

The pricing set forth in the table above: (i) represents a one-time management concession by SkyWater in consideration of additional non-standard fees D-Wave will incur for CMP conversions (as defined below), and (ii) expires December 25, 2024. Beginning December 26, 2024, unless otherwise agreed by the Parties in writing, SkyWater’s standard commercial rates apply. Prices, fees, and costs not set forth in the table above shall be handled as set forth in Section 6.1(a) of the Agreement.

b.During calendar year 2024, D-Wave shall spend at least $[*****] with SkyWater for services provided during 2024 (the “Spend Commitment”). If by December 29, 2024, D-Wave has not satisfied the Spend Commitment as set forth in the preceding sentence, SkyWater will invoice, and D-Wave agrees to pay, the difference between the Spend Commitment and the total fees actually paid by D-Wave to SkyWater for services provided in 2024. Notwithstanding anything to the contrary in Amendment 12, for any quarter in which D-Wave exceeds $[*****] in spend and also consumes [*****] Activities, SkyWater will delay invoicing the amounts owed over $[*****] until the first month of the subsequent quarter within calendar year 2024.

c.Pricing for CMP conversions is $[*****] per conversion. A “CMP conversion” means the process of changing over to run D-Wave wafers, and the change back to run material from other SkyWater customers.

d.Article 1.12 of Amendment 11 to the Agreement is modified as follows:

1.iSections 5, 6, 7, 8, 9, 10, and 11 are deleted.
1.iiSection 12 is deleted and replaced with the following:

If D-Wave lots on a quarterly average, using SkyWater's standard M/I (not included in the calculation: Etest, PLL, hold lots & CMP conversions) & RSC steps (using SkyWater's standard calculation), does not achieve a M/I of 2.0 or RSC steps of 0.9 M/I then the following will apply:

Exhibit 10.65
1.D-Wave will receive [*****] Activities for use through the following quarter at no additional charge. This will be administered quarterly.
2.D-Wave will have the option to either use the additional Activity credit against any overage of Activities consumed in the current calendar year (section 2 above) or apply these Activities to their consumption in the following calendar year.

e.Except as expressly amended herein, all the terms of the Agreement, as previously amended, will remain unchanged and applicable. To the extent that there is any inconsistency between the terms of this 14th Amendment and the Agreement, as previously amended, the terms of this 14th Amendment shall govern.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this 14th Amendment as of the Amendment Effective Date.

SKYWATER TECHNOLOGY FOUNDRY, INC.        D-WAVE SYSTEMS INC.

/s/ Mark Litecky                          /s/ Mark W Johnson
Signature                            Signature

Mark Litecky_______________ ______            Mark W Johnson__________________
Name (Print)                        Name (Print)

CRO____________________________            SVP, Quantum Technologies and Systems Products___
Title                            Title

Jan 19, 2024_____________________            Jan 24, 2024_____________________
Date                            Date